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                                                                EXHIBIT 10.13.1


                             SECOND AMENDMENT TO
                      CASH ADVANCE AND SECURITY AGREEMENT


    THIS SECOND AMENDMENT TO CASH ADVANCE AND SECURITY AGREEMENT (the "Amendment") is entered into this 19th of May, 1997 by and between Apollo International of Delaware, Inc., a Delaware corporation (the "Company") and Framan Company ("Framan").


                                   RECITALS:

    WHEREAS, the Company and Framan entered into a Cash Advance and Security Agreement on December 20th, 1996, and amendment thereto dated February 24, 1997 (collectively, the "Agreement"), and both parties desire to further amend the Agreement; and

    WHEREAS, the Company and Framan desire to amend Section 4 of the Agreement regarding repayment terms, upon the terms and conditions stated below.

    NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by reference and form a part of this Amendment.

    2. EFFECTIVE DATE. The provisions of this Amendment shall be retroactive and shall become effective as of the date of the Agreement which is December 20th, 1996 (the "Effective Date").

    3. REPAYMENT TERMS. The Advances (as defined in the Agreement) shall accrue simple interest as of the Effective Date at the rate of two (2%) percent above the prime rate as quoted by the Wall Street Journal on the date such Advances are transferred to the Company. The repayment of the Advances shall be as follows:

         a. The Company shall make interest only payments to Framan commencing on the first business day of the month following the Closing of the Company's initial public offering and continuing on the first business day of each month thereafter until the Advances and all interest accrued thereon are repaid in full to Framan.

         b. Company shall repay up to one-half (1/2) of the then outstanding principal balance of the Advances on the earlier of (i) June 1, 1999; or (ii) the last day of the first fiscal quarter that the Company's gross revenue exceeds Five Hundred Thousand

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($500,000) dollars, subject to the determination by the Company's President that there will be sufficient funds available to meet the Company's expenses.

         c. Company shall repay one-half (1/2), or more, of the then outstanding principal balance of the Advances on the last day of each subsequent fiscal quarter that the Company's gross revenue exceeds Five Hundred Thousand ($500,000) dollars, subject to the determination by the Company's President that there will be sufficient funds available to meet the Company's expenses.

         d. Any outstanding principal balance of Advances and accrued and unpaid interest shall be paid in full no later than December 31, 1999.

    4. AMENDMENT. Except as expressly modified and amended herein, the Agreement shall remain in full force and effect in accordance with its terms.

    5. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which shall be deemed one and the same instrument. Further, facsimile signatures hereon shall have the same legal force and effect as original signatures.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                       APOLLO INTERNATIONAL OF
                                       DELAWARE, INC.



                                       By: /s/ David W. Clarke
                                          ---------------------------
                                          David W. Clarke, President


                                       FRAMAN COMPANY




                                       By: /s/ Frank Mancini
                                          ----------------------------
                                          Frank Mancini